Exhibit 99.1

Investor Relations Contact Mike Saviage Adobe Systems Incorporated 408-536-4416 ir@adobe.com

Public Relations Contact Holly Campbell Adobe Systems Incorporated 408-536-6401 campbell@adobe.com

FOR IMMEDIATE RELEASE

Adobe Reports First Billion Dollar Quarter

Strong Momentum Across Major Businesses Drives Record Quarterly and Fiscal Year Revenue

SAN JOSE, Calif. — Dec. 20, 2010 — Adobe Systems Incorporated (Nasdaq:ADBE) today reported financial results for its fourth quarter and fiscal year ended Dec. 3, 2010.

In the fourth quarter of fiscal 2010, Adobe achieved record revenue of $1.008 billion, compared to $757.3 million reported for the fourth quarter of fiscal 2009 and $990.3 million reported in the third quarter of fiscal 2010.  This represents 33 percent year-over-year revenue growth.  Adobe’s fourth quarter revenue target range was $950 million to $1 billion.

The Company also reported record revenue of $3.800 billion in fiscal year 2010, compared to $2.946 billion in fiscal 2009.  This represents 29 percent year-over-year revenue growth.

“We posted our first billion dollar quarter and record annual revenue in 2010, driven by outstanding performance across all of our major businesses,” said Shantanu Narayen, president and CEO of Adobe.  “Adobe is transforming how the world is creating, measuring and delivering digital experiences.  We are one of the most diversified software companies in the world and are entering 2011 with strong momentum.”

Fourth Quarter Fiscal 2010 GAAP Results

Adobe’s GAAP diluted earnings per share for the fourth quarter of fiscal 2010 were $0.53, based on 511.9 million weighted average shares. This compares with GAAP diluted loss per share of $0.06 reported in the fourth quarter of fiscal 2009 based on 532.0 million weighted average shares, and GAAP diluted earnings per share of $0.44 reported in the third quarter of fiscal 2010 based on 523.2 million weighted average shares.

GAAP operating income was $286.9 million in the fourth quarter of fiscal 2010, compared to $153.6 million in the fourth quarter of fiscal 2009 and $302.0 million in the third quarter of fiscal 2010.  As a percent of revenue, GAAP operating income in the fourth quarter of fiscal 2010 was 28.5 percent, compared to 20.3 percent in the fourth quarter of fiscal 2009 and 30.5 percent in the third quarter of fiscal 2010.

GAAP net income was $268.9 million for the fourth quarter of fiscal 2010, compared to a GAAP net loss of $32.0 million reported in the fourth quarter of fiscal 2009 and GAAP net income of $230.1 million in the third quarter of fiscal 2010.

Fourth Quarter Fiscal 2010 Non-GAAP Results

Adobe’s non-GAAP diluted earnings per share for the fourth quarter of fiscal 2010 were $0.56.  This compares with non-GAAP diluted earnings per share of $0.39 reported in the fourth quarter of fiscal 2009 and non-GAAP diluted earnings per share of $0.54 reported in the third quarter of fiscal 2010.

Adobe’s non-GAAP operating income was $384.0 million in the fourth quarter of fiscal 2010, compared to $265.2 million in the fourth quarter of fiscal 2009 and $384.9 million in the third quarter of fiscal 2010.  As a percent of revenue, non-GAAP operating income in the fourth quarter of fiscal 2010 was 38.1 percent, compared to 35.0 percent in the fourth quarter of fiscal 2009 and 38.9 percent in the third quarter of fiscal 2010.

Non-GAAP net income was $285.7 million for the fourth quarter of fiscal 2010, compared to $206.8 million in the fourth quarter of fiscal 2009 and $284.0 million in the third quarter of fiscal 2010.

Reconciliation between GAAP and non-GAAP results is provided at the end of this press release.

Fiscal Year 2010 Results

In fiscal year 2010, Adobe achieved annual revenue of $3.800 billion, compared to $2.946 billion in fiscal 2009. This represents 29 percent year-over-year revenue growth.

Adobe’s annual GAAP operating income in fiscal 2010 was $993.1 million, compared to $690.5 million in fiscal 2009. The annual GAAP operating margin was 26.1 percent in fiscal 2010, compared to 23.4 percent in fiscal 2009. Adobe’s annual non-GAAP operating income in fiscal 2010 was $1.393 billion, compared to $1.035 billion in fiscal 2009.  The annual non-GAAP operating margin was 36.6 percent in fiscal 2010, compared to 35.1 percent in fiscal 2009.

The Company’s annual GAAP net income was $774.7 million in fiscal 2010, compared to $386.5 million in fiscal 2009. Adobe’s annual non-GAAP net income was $1.016 billion in fiscal 2010, compared to $814.7 million in fiscal 2009.

Adobe’s annual GAAP diluted earnings per share for fiscal 2010 were $1.47, compared to $0.73 in fiscal 2009. Non-GAAP diluted earnings per share for fiscal 2010 were $1.93, compared to $1.54 in fiscal 2009.

Reconciliation between GAAP and non-GAAP results is provided at the end of this press release.

First Quarter Fiscal 2011 Financial Targets

For the first quarter of fiscal 2011, Adobe is targeting revenue of $1 billion to $1.05 billion.  The Company’s operating margin is targeted to be 28 percent to 29.5 percent on a GAAP basis, and 37 percent to 38 percent on a non-GAAP basis.  In addition, the Company is targeting its share count to be between 508 million and 510 million shares, and it is targeting non-operating expense between $16 million and $20 million.  Adobe's GAAP and non-GAAP tax rates are expected to be approximately 15 percent and 22 percent, respectively.

These targets lead to a first quarter diluted earnings per share target range of $0.43 to $0.49 on a GAAP basis, and an earnings per share target range of $0.54 to $0.59 on a non-GAAP basis.

Reconciliation between these GAAP and non-GAAP financial targets is provided at the end of this press release.

Forward-Looking Statements Disclosure

This press release contains forward-looking statements, including those related to revenue, operating margin, non-operating expense, tax rate, share count, earnings per share and business momentum, which involve risks and uncertainties that could cause actual results to differ materially. Factors that might cause or contribute to such differences include, but are not limited to: failure to develop, market and distribute new products and services or upgrades or enhancements to existing products and services that meet customer requirements, introduction of new products, services and business models by existing and new competitors, failure to successfully manage transitions to new business models and markets, continued uncertainty in economic conditions and the financial markets and other adverse changes in general political conditions in any of the major countries in which Adobe does business, difficulty in predicting revenue from new businesses, failure to realize the anticipated benefits of past or future acquisitions, and difficulty in integrating such acquisitions, costs related to intellectual property acquisitions, disputes and litigation, inability to protect Adobe’s intellectual property from third-party infringers, or unauthorized copying, use or disclosure, security vulnerabilities in our products and systems, interruptions or delays in our service or service from third-party service providers that host or deliver services, security or privacy breaches, or failure in data collection, failure to manage Adobe’s sales and distribution channels and third-party customer service and technical support providers effectively, disruption of Adobe’s business due to catastrophic events, risks associated with global operations, currency fluctuations, risks associated with our debt service obligations, changes in, or interpretations of, accounting principles, impairment of Adobe’s goodwill or amortizable intangible assets, changes in, or interpretations of, tax rules and regulations, Adobe’s inability to attract and retain key personnel, impairment of Adobe’s investment portfolio due to deterioration of the capital markets, and market risks associated with Adobe’s equity investments. For further discussion of these and other risks and uncertainties, individuals should refer to Adobe’s SEC filings.

The financial information set forth in this press release reflects estimates based on information available at this time.  These amounts could differ from actual reported amounts stated in Adobe’s Annual Report on Form 10-K for our fiscal year ended Dec. 3, 2010, which Adobe expects to file in Jan. 2011. Adobe does not undertake an obligation to update forward-looking statements.

About Adobe Systems Incorporated

Adobe is changing the world through digital experiences. For more information, visit www.adobe.com.

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© 2010 Adobe Systems Incorporated. All rights reserved.  Adobe and the Adobe logo are either registered trademarks or trademarks of Adobe Systems Incorporated in the United States and/or other countries. All other trademarks are the property of their respective owners.

Condensed Consolidated Statements of Income
(In thousands, except per share data; unaudited)

	Three Months Ended		Year Ended
	December 3, 2010	November 27, 2009	December 3, 2010	November 27, 2009

Revenue:
Products	$830,867	$670,397	$3,159,161	$2,684,789
Subscription	100,387	36,875	386,805	74,602
Services and support	76,692	50,011	254,034	186,462
Total revenue	1,007,946	757,283	3,800,000	2,945,853

Cost of revenue:
Products	35,151	40,744	127,453	180,611
Subscription	49,187	24,112	195,595	48,286
Services and support	22,879	17,468	80,454	67,835
Total cost of revenue	107,217	82,324	403,502	296,732

Gross profit	900,729	674,959	3,396,498	2,649,121

Operating expenses:
Research and development	170,378	137,852	680,332	565,141
Sales and marketing	322,708	257,883	1,244,197	981,903
General and administrative	100,323	74,287	383,499	298,749
Restructuring charges	2,193	25,394	23,266	41,260
Amortization of purchased intangibles and incomplete technology	18,184	25,901	72,130	71,555
Total operating expenses	613,786	521,317	2,403,424	1,958,608

Operating income	286,943	153,642	993,074	690,513

Non-operating income (expense):
Interest and other income, net	11,234	6,627	13,139	31,380
Interest expense	(16,786)	(1,535)	(56,952)	(3,407)
Investment gains (losses), net	4,620	1,478	(6,110)	(16,966)
Total non-operating income (expense), net	(932)	6,570	(49,923)	11,007
Income before income taxes	286,011	160,212	943,151	701,520
Provision for income taxes	17,161	192,255	168,471	315,012

Net income (loss)	$268,850	$(32,043)	$774,680	$386,508

Basic net income (loss) per share	$0.53	$(0.06)	$1.49	$0.74

Shares used to compute basic net income (loss) per share	506,752	523,530	519,045	524,470

Diluted net income (loss) per share	$0.53	$(0.06)	$1.47	$0.73

Shares used to compute diluted net income (loss) per share	511,923	531,961	525,824	530,610

Condensed Consolidated Balance Sheets

(In thousands, except par value; unaudited)

	December 3,	November 27,
	2010	2009

ASSETS

Current assets:
Cash and cash equivalents	$749,891	$999,487
Short-term investments	1,718,124	904,986
Trade receivables, net of allowances for doubtful accounts of $15,233 and $15,225 respectively	554,328	410,879
Deferred income taxes	83,247	77,417
Prepaid expenses and other current assets	110,460	80,855
Total current assets	3,216,050	2,473,624

Property and equipment, net	448,881	388,132
Goodwill	3,641,844	3,494,589
Purchased and other intangibles, net	457,263	527,388
Investment in lease receivable	207,239	207,239
Other assets	169,871	191,265
Total assets	$8,141,148	$7,282,237

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Trade payables	$52,432	$58,904
Accrued expenses	564,275	419,646
Current portion of capital lease obligation	8,799	—
Accrued restructuring	8,119	37,793
Income taxes payable	53,715	46,634
Deferred revenue	380,748	281,576
Total current liabilities	1,068,088	844,553

Long-term liabilities:
Debt and non-current portion of capital lease obligation	1,513,662	1,000,000
Deferred revenue	48,929	36,717
Accrued restructuring	8,254	6,921
Income taxes payable	164,713	223,528
Deferred income taxes	103,098	252,486
Other liabilities	42,017	27,464
Total liabilities	2,948,761	2,391,669

Stockholders’ equity:
Preferred stock, $0.0001 par value; 2,000 shares authorized	—	—
Common stock, $0.0001 par value	61	61
Additional paid-in-capital	2,458,278	2,390,061
Retained earnings	5,980,914	5,299,914
Accumulated other comprehensive income	17,428	24,446
Treasury stock, at cost (98,937 and 78,177 shares, respectively), net of reissuances	(3,264,294)	(2,823,914)
Total stockholders’ equity	5,192,387	4,890,568
Total liabilities and stockholders’ equity	$8,141,148	$7,282,237

Condensed Consolidated Statements of Cash Flows

(In thousands; unaudited)

	Three Months Ended
	December 3, 2010	November 27, 2009
Cash flows from operating activities:
Net income (loss)	$268,850	$(32,043)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	76,097	85,037
Stock-based compensation expense, net of tax	23,703	71,124
Unrealized investment losses (gains)	2,751	(1,685)
Changes in deferred revenue	5,590	11,984
Changes in operating assets and liabilities	(66,370)	119,424

Net cash provided by operating activities	310,621	253,841

Cash flows from investing activities:
Sales and maturities of short-term investments, net of purchases	34,326	517,679
Purchases of property and equipment	(55,427)	(34,933)
Sales of long-term investments and other assets, net of purchases	11,378	8,035
Acquisitions, net of cash acquired	(193,281)	(1,582,669)

Net cash used for investing activities	(203,004)	(1,091,888)

Cash flows from financing activities:
Purchases of treasury stock	(200,000)	—
Reissuance of treasury stock	9,628	57,347
Proceeds from borrowings under line of credit	—	650,000
Repayment of debt	(2,148)	(13,897)
Excess tax benefits from stock-based compensation	6,258	11,896

Net cash (used for) provided by financing activities	(186,262)	705,346

Effect of exchange rate changes on cash and cash equivalents	14,387	44
Net decrease in cash and cash equivalents	(64,258)	(132,657)
Cash and cash equivalents at beginning of period	814,149	1,132,144
Cash and cash equivalents at end of period	$749,891	$999,487

Non-GAAP Results

(In thousands, except per share data)

The following tables show Adobe’s GAAP results reconciled to non-GAAP results included in this release.

	Three Months Ended			Year Ended
	December 3,	November 27,	September 3,	December 3,	November 27,
	2010	2009	2010	2010	2009

Operating income:

GAAP operating income	$286,943	$153,642	$302,013	$993,074	$690,513
Stock-based and deferred compensation expense	59,736	41,689	50,058	234,311	170,506
Restructuring charges	2,193	25,394	(2,090)	23,266	41,260
Amortization of purchased intangibles and incomplete technology	35,082	44,461	34,936	142,020	132,667
Non-GAAP operating income	$383,954	$265,186	$384,917	$1,392,671	$1,034,946

Net income:

GAAP net income (loss)	$268,850	$(32,043)	$230,065	$774,680	$386,508
Stock-based and deferred compensation expense	59,736	41,689	50,058	234,311	170,506
Restructuring charges	2,193	25,394	(2,090)	23,266	41,260
Amortization of purchased intangibles and incomplete technology	35,082	44,461	34,936	142,020	132,667
Resolution of an income tax audit	(39,574)	—	—	(39,574)	—
Investment (gains) losses	(4,620)	(1,478)	(3,527)	6,110	16,966
Income tax adjustments	(35,973)	128,740	(25,464)	(125,276)	66,764
Non-GAAP net income	$285,694	$206,763	$283,978	$1,015,537	$814,671

Diluted net income per share:

GAAP diluted net income (loss) per share	$0.53	$(0.06)	$0.44	$1.47	$0.73
Stock-based and deferred compensation expense	0.12	0.08	0.10	0.45	0.32
Restructuring charges	—	0.05	—	0.04	0.08
Amortization of purchased intangibles and incomplete technology	0.07	0.08	0.07	0.27	0.25
Resolution of an income tax audit	(0.08)	—	—	(0.08)	—
Investment (gains) losses	(0.01)	—	(0.01)	0.01	0.03
Income tax adjustments	(0.07)	0.24	(0.06)	(0.23)	0.13
Non-GAAP diluted net income per share	$0.56	$0.39	$0.54	$1.93	$1.54

Shares used in computing diluted net income per share	511,923	531,961	523,179	525,824	530,610

Non-GAAP Results (continued)

(In thousands, except percentages)

	Three Months Ended			Year Ended
	December 3, 2010	November 27, 2009	September 3, 2010	December 3, 2010	November 27, 2009

Operating expenses:

GAAP operating expenses	$613,786	$521,317	$589,222	$2,403,424	$1,958,608
Stock-based and deferred compensation expense	(58,373)	(41,266)	(48,985)	(229,308)	(167,961)
Restructuring charges	(2,193)	(25,394)	2,090	(23,266)	(41,260)
Amortization of purchased intangibles and incomplete technology	(18,184)	(25,901)	(17,620)	(72,130)	(71,555)
Non-GAAP operating expenses	$535,036	$428,756	$524,707	$2,078,720	$1,677,832

	Three Months Ended			Year Ended
	December 3, 2010	November 27, 2009	September 3, 2010	December 3, 2010	November 27, 2009

GAAP operating margin	28.5%	20.3%	30.5%	26.1%	23.4%
Stock-based and deferred compensation expense	5.9	5.5	5.1	6.2	5.8
Restructuring charges	0.2	3.4	(0.2)	0.6	1.4
Amortization of purchased intangibles and incomplete technology	3.5	5.8	3.5	3.7	4.5
Non-GAAP operating margin	38.1%	35.0%	38.9%	36.6%	35.1%

Three Months Ended
December 3, 2010
Effective income tax rate:

GAAP effective income tax rate	6.0%
Stock-based and deferred compensation expense	8.4
Restructuring charges	0.3
Investment gains	(0.6)
Amortization of purchased intangibles	4.9
Resolution of an income tax audit	5.5
Non-GAAP effective income tax rate	24.5%

First Quarter Non-GAAP Financial Targets

(In millions, except per share data and percentages)

The following tables show Adobe’s first quarter fiscal year 2011 GAAP financial targets reconciled to non-GAAP financial targets included in this release.

	First Quarter Fiscal 2011
	Low	High
Operating margin:

GAAP operating margin	28.0%	29.5%
Stock-based and deferred compensation expense	6.0	5.6
Restructuring charges	0.4	0.4
Amortization of purchased intangibles	2.6	2.5
Non-GAAP operating margin	37.0%	38.0%

	First Quarter Fiscal 2011
	Low	High
Diluted net income per share:

GAAP diluted net income per share	$0.43	$0.49
Stock-based and deferred compensation expense	0.13	0.12
Restructuring charges	0.01	0.01
Amortization of purchased intangibles	0.05	0.05
Income tax adjustments	(0.08)	(0.08)
Non-GAAP diluted net income per share	$0.54	$0.59

Shares used to compute diluted net income per share	510.0	508.0

First Quarter
Fiscal 2011
Effective income tax rate:

GAAP effective income tax rate	15.0%
Impacts of retroactive application to FY2010 of the R&D tax credit	7.0
Non-GAAP effective income tax rate	22.0%

Adobe continues to provide all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures.  Accordingly, Adobe uses non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes. Adobe’s management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.  Adobe presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Adobe’s operating results in a manner that focuses on what Adobe believes to be its ongoing business operations.  Adobe’s management believes it is useful for itself and investors to review, as applicable, both GAAP information that includes the stock-based and deferred compensation expenses, restructuring charges, amortization of purchased intangibles and incomplete technology, the resolution of an income tax audit, investment gains and losses, the R&D tax benefit, and the related tax impact of all of these items, the income tax effect of the non-GAAP pre-tax adjustments from the provision for income taxes, and the non-GAAP measures that exclude such information in order to assess the performance of Adobe’s business and for planning and forecasting in subsequent periods. Whenever Adobe uses such a non-GAAP financial measure, it provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure.  Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above.